EXHIBIT 10.30

                               SECURITY AGREEMENT

                               DATED: May 8, 1995


DEBTOR:                                                SECURED PARTY:

North Atlantic Technologies, Inc.                      First Bank National
8120 Penn Avenue South                                    Association
Suite 435                                              First Bank Place
Bloomington, MN  55431                                 Minneapolis, MN  55480


         1. Security Interest and Collateral. To secure the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations") Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in the following property (herein called the "Collateral"):

                  (a)  INVENTORY:

                  All inventory of Debtor, whether now owned or hereafter acquired and wherever located;

                  (b)  EQUIPMENT:

                  All equipment of Debtor, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts and tools, and the goods described in any equipment schedule or list herewith or hereafter furnished to Secured Party by Debtor (but no such schedule or list need be furnished in order for the security interest granted herein to be valid as to all of Debtor's equipment);

                  (c)  ACCOUNTS AND OTHER RIGHTS TO PAYMENT:

                  Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, loans and obligations receivable and tax refunds;

                  (d)  GENERAL INTANGIBLES:

                  All general intangibles of Debtor, whether now owned or hereafter acquired, including but not limited to, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customers lists, permits and franchises, and the right to use Debtor's name;

together with all substitutions and replacements for and products of any of the foregoing property and together with proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

         2. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, shall fail to observe or perform any covenant or agreement herein binding on it or shall be in default under any loan or credit agreement between it and the Secured Party; (ii) any representations or warranty by Debtor set forth in this Agreement or made to Secured Party in any financial statements or reports submitted to Secured Party by or on behalf of Debtor shall prove materially false or misleading; (iii) a garnishment, summons or a writ of attachment shall be issued against or served upon the Secured Party for the attachment of any property of the Debtor or any indebtedness owing to Debtor; (iv) Debtor or any guarantor of any Obligation shall (A) be or become insolvent (however defined); or (B) voluntarily file, or have filed against it involuntarily, a petition under the United States Bankruptcy Code; or (C) be dissolved or liquidated; or (D) go out of business; or (v) Secured Party shall in good faith believe that the prospect of due and punctual payment of any or all of the Obligations is impaired.

         3. Remedies upon Event of Default. Upon the occurrence of an Event of Default under Section 2 and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment of other notice or demand; (ii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, Secured Party may required Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 4) at least 10 calendar days prior to the date of intended disposition or other action; (iii) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Upon the occurrence of the Event of Default described in Section 7(iv)(B), all obligations shall be immediately due and payable without demand or notice thereof. Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, trade secrets, franchises, copyrights and patents of Debtor that Secured Party deems necessary or appropriate to the disposition of any Collateral.

         4. Miscellaneous. This Agreement can be waived, modified, amended, terminated or discharged and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in a specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effects as the original for all purposes of a financing statement. This Agreement shall be governed by the internal laws of the State of Minnesota.

First Bank National                          North Atlantic Technologies, Inc.
  Association

By     /s/  Paul R. Braun                    By      /s/  David Paulin
   Its Vice President                           Its Vice President